Fees Summary	Sep. 09, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	198,175.49
Total Transaction Valuation	1,294,418,583.00
Total Offset Amount	0.00
Net Fee	$ 198,175.49